SHARE-BASED COMPENSATION - Disclosure of fair value of options (Details)	12 Months Ended
	Dec. 31, 2020 Year $ / shares	Dec. 31, 2019 Year $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Expected term (years) | Year	5.0	5.0
Forfeiture rate	0.00%	0.00%
Volatility	65.00%	64.00%
Dividend yield	0.00%	0.00%
Risk-free interest rate	1.10%	1.80%
Weighted-average fair value per option | $ / shares	$ 0.46	$ 0.41